Market Risk Benefits	12 Months Ended
Dec. 31, 2023
Market Risk Benefit [Abstract]
Market Risk Benefits	Market Risk Benefits
MRBs, which relate to our GMDB business, are measured at fair value using an option-based valuation model based on current net amounts at risk, market data, Company experience and other factors. Declines in the equity markets, increased volatility, and a low interest rate environment increase the Company's exposure to liabilities under the guaranteed features. The net amount at risk for GMDB is defined as the current guaranteed benefit amount in excess of the current contract value.
The reconciliation of beginning and ending balances of market risk benefits for the years ended December 31, 2023, 2022 and 2021 was as follows (in thousands of U.S. dollars):

	2023	2022	2021
	GMDB
Balance, beginning of year	$122,016	$(53,011)	$(77,590)
Effect of changes in the instrument-specific credit risk	3,676	59,207	63,474
Balance, beginning of year, before effect of changes in the instrument-specific credit risk	125,692	6,196	(14,116)
Issuances	5,625	1,312	(14,931)
Interest accrual	6,081	(1,819)	(2,623)
Attributed fees collected	(29,273)	(29,417)	(34,371)
Benefit payments	3,799	(897)	1,597
Actual policyholder behavior different from expected behaviors	(8,415)	5,126	(14,565)
Effect of changes in future expected policyholder behavior	(12,111)	(3,819)	10,776
Effect of changes in other future assumptions	5,844	4,318	(51,743)
Effect of changes in interest rates	(12,722)	197,277	82,422
Effect of changes in equity index volatility	11,716	(24,728)	(4,634)
Effect of changes in equity markets	14,550	(58,497)	31,222
Foreign exchange impact	5,501	(1,715)	439
Other	21,985	32,355	16,723
Balance, end of year, before effect of changes in the instrument-specific credit risk	$138,272	$125,692	$6,196
Effect of changes in the instrument-specific credit risk	1,302	(3,676)	(59,207)
Balance, end of year	$139,574	$122,016	$(53,011)

Net amount at risk	$251,293	$603,656	$52,320
Weighted-average attained age of contract holders	61 years	61 years	61 years
The reconciliation of market risk benefit asset (liability) to the Company's Consolidated Balance Sheets at December 31, 2023 and 2022 was as follows (in thousands of U.S. dollars):

	December 31, 2023			December 31, 2022
	Asset	Liability	Net	Asset	Liability	Net
Market risk benefits	$144,636	$5,062	$139,574	$131,186	$9,170	$122,016
In 2023, the Company recognized market risk benefit gains primarily due to an increase in equity markets and a decrease in equity index volatility, both of which reduce the chance of GMDB being at risk and increases the net MRB asset. The Company also recognized the impacts of new business and actual and future expected policyholder activity.
For 2022, the Company recognized market risk benefit gains primarily due to a steep increase in interest rates in the year which reduces the chance of GMDB being at risk and increases the net MRB asset, partially offset by a decrease in equity markets and an increase in equity index volatility which decreased the MRB net asset.
For 2021, the Company recognized market risk benefit gains due to increases in interest rates and improvements in equity markets which reduced the chance of the GMDB being at risk and increased the net MRB asset, partially offset by the impact of changes in other future assumptions.
See Note 4 for additional information related to the fair value measurement of MRBs.